Accumulated Other Comprehensive Income (Loss) - Components of Accumulated Other Comprehensive Income (Loss) Included in Stockholders' Equity (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2014	Mar. 31, 2013
Equity [Abstract]
Net unrealized gain on securities available for sale	$ 174	$ 705
Tax effect	(72)	(288)
Net of tax amount	102	417
Benefit plan adjustments	(706)	(1,023)
Tax effect	289	418
Net of tax amount	(417)	(605)
Accumulated other comprehensive loss	$ (315)	$ (188)